Federated Hermes Short-Intermediate Municipal Fund
A Portfolio of Federated Hermes Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
INSTITUTIONAL SHARES (TICKER FSHIX)
SERVICE SHARES (TICKER FSHSX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED AUGUST 31, 2024
Jeff A. Kozemchak, CFA, will retire on May 1, 2025. Effective upon his retirement, Mr. Kozemchak will no longer serve as a portfolio manager of the Fund. Accordingly, effective May 1, 2025, please remove all references to Mr. Kozemchak.
Mary Jo Ochson, CFA, and Kyle Stewart, CFA, will continue as portfolio managers of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective February 10, 2025, Ann Ferentino, CFA, will serve as a portfolio manager of the Fund.
1. Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add Ms. Ferentino immediately following Kyle Stewart:
“Ann Ferentino, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2025.”
2. In the section entitled “Portfolio Management Information,” please add Ms. Ferentino immediately following Kyle Stewart.
“Ann Ferentino
Ann Ferentino, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2025.
Ms. Ferentino is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. She has been with the Adviser or an affiliate since 1995; has worked in investment management since 2000; and has managed investment portfolios since 2013. Education: B.S., University of Dayton; M.B.A., University of Pittsburgh.”
February 10, 2025

Federated Hermes Short-Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456956 (2/25)
© 2025 Federated Hermes, Inc.

Federated Hermes Short-Intermediate Municipal Fund
A Portfolio of Federated Hermes Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
INSTITUTIONAL SHARES (TICKER FSHIX)
SERVICE SHARES (TICKER FSHSX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2024
Jeff A. Kozemchak, CFA, will retire on May 1, 2025. Effective upon his retirement, Mr. Kozemchak will no longer serve as a portfolio manager of the Fund. Accordingly, effective May 1, 2025, please remove all references to Mr. Kozemchak.
Mary Jo Ochson, CFA, and Kyle Stewart, CFA, will continue as portfolio managers of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective February 10, 2025, Ann Ferentino, CFA, will serve as a portfolio manager of the Fund.
Under the heading entitled “Who Manages and Provides Services to the Fund?,” please add Ms. Ferentino immediately following Kyle Stewart:
“The following information about the Fund’s portfolio manager is provided as of December 31, 2024.
Ann Ferentino, Portfolio Manager
Types of Accounts Managed by Ann Ferentino	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$1.7 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$99.8 million
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Ann Ferentino is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., S&P Municipal Bond 1-5 Yr. Investment Grade 5% Pre-Refunded Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Ms. Ferentino is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Ms. Ferentino is responsible when her compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of five IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Ms. Ferentino was awarded a grant of restricted Federated Hermes’ stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.”
February 10, 2025

Federated Hermes Short-Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456959 (2/25)
© 2025 Federated Hermes, Inc.